Exhibit 10.45
ASSIGNMENT AGREEMENT
     This ASSIGNMENT AGREEMENT (this “Agreement”), is entered into and effective as of this 3rd day of July, 2007 by and among WIRELESS FACILITIES, INC, a Delaware corporation (“Seller”), SPCP GROUP, L.L.C., a Delaware limited liability company (“Buyer”), LCC INTERNATIONAL, INC. (“LCC”), a Delaware corporation, and, for purposes of Sections 4.5, 6.1 and 6.3 only, BANK OF AMERICA, N.A. in its capacity as agent (in such capacity, together with its successors and assigns in such capacity, the “Senior Agent”) for the Senior Lenders (as defined in the Subordination Agreement).
WITNESSETH:
     WHEREAS, Seller is the holder of a subordinated promissory note (the “Note”), dated June 1, 2007 issued by LCC with a principal amount of $21,583,651, which was issued to Seller as partial consideration for Seller’s transfer of certain assets to LCC pursuant to a certain Asset Purchase Agreement, dated as of May 29, 2007, by and between LCC and Seller (the “Asset Purchase Agreement”);
     WHEREAS, Seller and Buyer are, on the date hereof, entering into a Note Sale Agreement (the “Note Sale Agreement”) pursuant to which Buyer is acquiring from Seller all of Seller’s right, title and interest in and to the Note and the Holder Registration Rights Agreement (the “Assignment”);
     WHEREAS, pursuant to the terms of the Note, LCC’s consent to the Assignment is required;
     WHEREAS, Seller, LCC and the Senior Agent are parties to a Subordination Agreement (the “Subordination Agreement”), dated as of June 1, 2007 pursuant to which, subject to the terms and conditions thereto, Seller has agreed that the Note will be subordinate and junior in right of payment to the prior performance, satisfaction, and payment of certain indebtedness; and
     WHEREAS pursuant to the Subordination Agreement, Seller may not assign the Note unless the Buyer thereof has agreed in writing, in form and substance satisfactory to the Senior Agent, to be bound by the terms of the Subordination Agreement.
     NOW, THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 DEFINITIONS
     For purposes of this Agreement, the terms defined above have the meanings given above and the following terms shall have the meanings indicated below:
     “Agreement” means this Assignment Agreement.
     “Asset Purchase Agreement” means that term as defined in the recitals.
     “Holder Registration Rights Agreement” means the agreement attached as Exhibit A to the Note.

     “Loan Parties” means LCC International, Inc., each Person identified as a “Loan Party” on the signature pages to the Subordination Agreement and each other Person that joins as a “Guarantor” under the Senior Credit Agreement, together with their successors and permitted assigns.
     “Note” means that term as defined in the recitals, together with Exhibit A and Schedule 1 to such subordinated promissory note.
     “Note Sale Agreement” means that term as defined in the recitals.
     “Principal Balance” means the unpaid principal balance in United States Dollars for the Note.
     “Senior Agent” means that term as defined in the recitals.
     “Subordination Agreement” means that term as defined in the recitals.
     “Transaction Documents” means the documents listed on Schedule 1 hereto.
SECTION 2 ASSIGNMENT OF THE NOTE
     2.1 Assignment. Seller hereby sells, assigns and transfers to Buyer, and Buyer hereby accepts, purchases and acquires, all of Seller’s right, title and interest in and to the Note and the Holder Registration Rights Agreement, and all of Seller’s rights, claims and causes of action related thereto, free and clear of all liens, pledges, claims, security interests, encumbrances, charges, restrictions, or limitations of any kind whether arising by agreement, operation of law or otherwise, other than any restriction on the sale, assignment, disposition or transfer of the Note that arises out of or is based on the Transaction Documents. Seller will promptly pay to Buyer any payments it receives in respect of the Note, other than the Purchase Price payable by Buyer under the Note Sale Agreement.
SECTION 3 REPRESENTATIONS AND WARRANTIES OF SELLER
     3.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer, LCC and the Senior Agent as follows: Seller has the corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by Seller to make this Agreement valid and binding upon Seller in accordance with its terms.
SECTION 4 REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer hereby represents and warrants to Seller, LCC and the Senior Agent as follows:
     4.1 Authorization; Enforcement; Validity. Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite company power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences its valid, binding and enforceable obligation except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by it to make this Agreement valid and binding upon it in accordance with its terms.
     4.2 Status of Buyer. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).
     4.3 Investment Purpose. Buyer is acquiring the Note for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any portion of the Note for any minimum or other specific term and reserves the right to dispose of any portion of the Note at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.
     4.4 Transfer or Resale. Buyer understands that the Note, and the common stock issuable thereunder in accordance with its terms, has not been and is not being registered under the 1933 Act or any state securities laws.
     4.5 Subordination Agreement. Buyer agrees to be bound by the terms of the Subordination Agreement with respect to the Note and the Buyer shall be the “Junior Noteholder” (under and as defined in the Subordination Agreement) as if the Buyer had executed and delivered the Subordination Agreement on June 1, 2007.
SECTION 5 REPRESENTATIONS AND WARRANTIES OF LCC
LCC hereby represents and warrants to Buyer, Seller and the Senior Agent as follows:
     5.1 Representations and Warranties of LCC. LCC has the corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by LCC and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of LCC except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by LCC to make this Agreement valid and binding upon LCC in accordance with its terms.
     5.2 Transaction Documents. True, complete and correct copies of the Transaction Documents have been previously provided to Buyer by LCC, including the potential adjustments to the principal amount of the Note set forth in the Note and the Asset Purchase Agreement, and there are no other material agreements, arrangements, documents or instruments to which LCC is a party in effect (whether written or oral) that relate to or otherwise modify the provisions of the Transaction Documents or affect the Note in any material respect (except for limitations under the rules of the NASDAQ Stock Market on the amount of stock that is issuable in payment of interests under the Note). Based on LCC’s records, Seller is the only holder of the Note and the only Investor under the Exhibit A to the Note. Upon the execution of this Agreement and the Note Sale Agreement, Buyer will have all rights of Seller under the Note and the Holder Registration Rights Agreement, provided, however, that this provision shall not be deemed to give Buyer any rights under the Asset Purchase Agreement.

     5.3 Status of Note. As of the date hereof (i) the Principal Balance of the Note is $21,583,651, (ii) the accrued and unpaid interest on such unpaid principal is $180,007.65 and (iii) no adjustment has occurred to the Principal Balance of the Note prior to the date hereof. No Event of Default (as such term is defined in the Note) has occurred and is continuing under the Note. LCC has made all payments of the principal and interest on the Note when due and has not made any prepayment.
SECTION 6 AGREEMENTS OF THE PARTIES
     6.1 Consent of the Senior Agent. The Senior Agent hereby consents to the Assignment, the amendment to the Note to the extent necessary to give effect to the Assignment and to the issuance of the Exchange Note, as defined in Section 6.3 below.
     6.2. Agreements of LCC. In reliance on the representations, warranties and agreements of Seller and Buyer herein, LCC hereby, notwithstanding anything to the contrary in the Note, (i) consents to the Assignment, (ii) agrees to treat Buyer as the Holder under the Note with all rights of the Holder thereunder, (iii) agrees to pay Buyer amounts due under the Note to Silver Point Capital Finance, LLC, Two Greenwich Plaza, First Floor, Greenwich, CT 06830, Attention: Tim Skoufis, or such other address as provided by Buyer and (iv) agrees that Buyer shall have all rights of Seller under the Holder Registration Rights Agreement. In consideration of LCC’s agreements hereunder, Seller agrees that the provisions of Section 3.6 of the Asset Purchase Agreement requiring LCC to reimburse Seller for the expenses associated with a Carve-Out Audit (as defined in the Asset Purchase Agreement) are of no further force and effect and Seller shall pay to LCC any amounts advanced by LCC with respect to these expenses.
     6.3. Exchange of Note. The parties acknowledge and agree that the principal amount of the Note may be adjusted pursuant to the terms of the Asset Purchase Agreement and the Note, except as provided in this Section 6.3. Seller and LCC agree that (i) as soon as practicable after the date hereof (and in any event, in no more than 10 Business Days (as defined in the Asset Purchase Agreement)), they will enter into the Escrow Agreement (as defined in the Asset Purchase Agreement) pursuant to which Seller will deposit $1,000,000 into escrow to be held and distributed in accordance with the terms of the Escrow Agreement, (ii) any decrease in the principal amount of the Note arising after the date hereof under Article 3 of the Asset Purchase Agreement will be made by cash payments by Seller to LCC, rather than by adjusting the principal amount of the Note (provided, however, that if such amounts are not paid within 10 Business Days of the date that such amounts are owed, the Note will be adjusted per the terms of Article 3 of the Asset Purchase Agreement) and (iii) any increase in the principal amount of the Note arising under Article 3 of the Asset Purchase Agreement will be made as required thereunder and shall be reflected in the Exchange Note (as defined below) and LCC shall have no further obligations to Seller or Buyer arising out of such adjustment other than its obligations to Buyer under the Exchange Note. The parties agree that once (i) the actions described in clause (i) of the preceding sentence have been satisfied and (ii) as applicable, (x) all amounts that would otherwise decrease the principal amount of the Note under Article 3 of the Asset Purchase Agreement have been paid by Seller to LCC or have resulted in adjustments to the Note as provided for herein or (y) any amounts that would otherwise increase the principal amount of the Note under Article 3 of the Asset Purchase Agreement have been finally determined, Buyer will return (i) to Seller for cancellation, the Promissory Note, dated the date hereof, issued by Seller to Buyer, and (ii) to LCC for cancellation, the Note and that, in exchange therefor, LCC will issue to Buyer a new note substantially similar to the Note (in form and substance reasonably acceptable to the Senior Lenders) (the “Exchange Note”), except that it will contain any adjustment provided for herein and will not be subject to further adjustment. The parties hereto agree to take such actions as are reasonably necessary to effectuate the actions set forth in this paragraph.

SECTION 7 MISCELLANEOUS PROVISIONS
     7.1 Non-Merger/Survival. Each and every covenant, agreement and release herein made by any party hereto shall survive the delivery of this Agreement and all other documents executed in connection herewith and shall not merge into such documents, but instead shall be independently enforceable.
     7.2 No Third-Party Beneficiaries. Each of the provisions of this Agreement is for the sole and exclusive benefit of the parties hereto, and none of the provisions of this Agreement shall be deemed to be for the benefit of any other Person.
     7.3 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
     7.4 CONSENT TO EXCLUSIVE JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE OTHER PARTIES HERETO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
     7.5 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES AND AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE TRANSACTIONS RELATED HERETO OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS SALE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.
     7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     7.7 Effectiveness. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

     7.8 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     7.9 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     7.10 Integration, etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The word “or” is not exclusive. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.
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Executed effective as of the date first set forth above.

WIRELESS FACILITIES, INC.
By:	/s/ JAMES R. EDWARDS
	Name:	James R. Edwards
	Title:	Senior V.P. and General Counsel

SPCP GROUP, L.L.C.
By:	/s/ MICHAEL A. GATTO
	Name:	Michael A. Gatto
	Title:	Authorized Signatory

LCC INTERNATIONAL, INC.
By:	/s/ LOUIS SALAMONE, JR.
	Name:	Louis Salamone, Jr.
	Title:	Executive V.P. and CFO

BANK OF AMERICA, N.A. For purposes of Sections 4.5, 6.1 and 6.3 only
By:	/s/ JESSICA L. TENCZA
	Name:	Jessica L. Tencza
	Title:	Vice President

SCHEDULE 1
TRANSACTION DOCUMENTS
1.	Subordinated Promissory Note, dated June 1, 2007 issued by LCC with a principal amount of $21,583,651.
2.	Asset Purchase Agreement, dated as of May 29, 2007, by and between LCC and Seller.
3.	Subordination Agreement, dated as of June 1, 2007 between Seller, LCC and the Senior Agent.
4.	Holder Registration Rights Agreement, attached as Exhibit A to the Note.